                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

      CORPORATE PROPERTY ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES.

      CORPORATE PROPERTY ASSOCIATES 4, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 4.

      CORPORATE PROPERTY ASSOCIATES 6, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 6.

      CORPORATE PROPERTY ASSOCIATES 9, L.P., A DELAWARE LIMITED PARTNERSHIP, A MAJORITY- OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 9, L.P.

      FLY LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FLY LLC.

      CALL LLC, A DELAWARE LIMITED LIABILITY COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CALL LLC.

      UP CD LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME UP WPC LLC.

      BILL CD LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME BILL WPC LLC.

      CD UP LP, A TEXAS LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME CD UP LP.

      KEYSTONE CAPITAL COMPANY, A WASHINGTON REAL ESTATE INVESTMENT TRUST, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON AND DOING BUSINESS UNDER THE NAME KEYSTONE CAPITAL COMPANY.

      POLKINVEST SPRL, A BELGIUM HOLDING COMPANY, A 99.99% MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF BELGIUM AND DOING BUSINESS UNDER THE NAME POLKINVEST SPRL.

      308 ROUTE 38 LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME 308 ROUTE 38 LLC.

      AZO DRIVER (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO DRIVER (DE) LLC.

      AZO MECHANIC (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO MECHANIC (DE) LLC.

      AZO NAVIGATOR (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO NAVIGATOR (DE) LLC.

      AZO VALET (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO VALET (DE) LLC.


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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      PHONE MANAGING MEMBER LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE MANAGING MEMBER LLC.

      PHONE (LA) LLC, A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE (LA) LLC.

      AZO-A L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-A L.P.

      AZO-B L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-B L.P.

      AZO-C L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-C L.P.

      AZO-D L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-D L.P.

      ALPENA FRANCHISE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME ALPENA FRANCHISE CORP.

      ALPENA LICENSE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME ALPENA LICENSE CORP.

      PETOSKEY FRANCHISE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME PETOSKEY FRANCHISE CORP.

      PETOSKEY LICENSE CORP., A MICHIGAN CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN AND DOING BUSINESS UNDER THE NAME PETOSKEY LICENSE CORP.

      CPA BURNHAVEN L.P., A MINNESOTA LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA AND DOING BUSINESS UNDER THE NAME CPA BURNHAVEN L.P.

      CPA PAPER INC., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CPA PAPER INC.

      PAPER LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PAPER LLC.

      CROSS LLC, A GEORGIA LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA AND DOING BUSINESS UNDER THE NAME CROSS LLC.

      FON LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FON LLC.

      BROOMFIELD PROPERTIES CORP., A COLORADO CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME BROOMFIELD PROPERTIES CORP.

      UK WPC MANAGEMENT LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UK WPC MANAGEMENT LLC.

      CAREY TECHNOLOGY PROPERTIES II LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY TECHNOLOGY PROPERTIES II LLC.


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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      CAREY ASSET MANAGEMENT CORP., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY ASSET MANAGEMENT CORP.

      CAMRB MANAGEMENT, LLC., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAMRB MANAGEMENT, LLC.

      CAREY FINANCIAL CORPORATION, A NEW YORK CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME CAREY FINANCIAL CORPORATION.

      CAREY MANAGEMENT LLC, A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY MANAGEMENT LLC.

      W. P. CAREY DEVELOPMENT, INC., A DELAWARE CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME W. P. CAREY DEVELOPMENT, INC.


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